EXHIBIT 10.1 THIRD AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT This THIRD AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 24, 2026 (the “Effective Date”), is by and among LIMBACH FACILITY SERVICES LLC, a Delaware limited liability company (“Borrower”), LIMBACH HOLDINGS LLC, a Delaware limited liability company (“Intermediate Holdco”), the other persons designated as “Loan Parties” in the Credit Agreement (as defined below), the Lenders (as defined below) party hereto, and WHEATON BANK & TRUST COMPANY, N.A., a Subsidiary of Wintrust Financial Corporation, as Agent. RECITALS A. Borrower, the other persons designated as “Loan Parties” from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders” and each individually a “Lender”) and Agent are party to that certain Second Amended and Restated Credit Agreement, dated as of May 5, 2023 (as amended hereby and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); B. Borrower has informed Agent that it intends to enter into a Membership Interest Purchase Agreement (the “Acquisition”) by and among Borrower, as the buyer, and the sellers party thereto to acquire all of the ownership interests of CYMCOR, Inc. (the “Acquired Business”) after the date hereof. The Total Consideration for the Acquired Business shall exceed $25,000,000, and pursuant to the definition of “Permitted Acquisition” the Loan Parties are not permitted to enter into an Acquisition where the Total Consideration is in excess of $25,000,000. C. Pursuant to the Credit Agreement, Lenders made and committed to make certain loans to Borrower as follows: a revolving credit facility with an aggregate commitment equal to One Hundred Million 00/100 Dollars ($100,000,000.00) the “Revolving Loan”); D. Borrower has requested that the Lenders (i) agree to increase the Revolving Loan to $125,000,000, (ii) consent to the Acquisition and (iii) agree to further amend the Credit Agreement in certain other respects, as more specifically set forth herein; and E. The Lenders are willing to (i) agree to increase the Revolving Loan to $125,000,000, (ii) consent to the Acquisition and (iii) further amend and modify the Credit Agreement as herein provided, in each case, subject to the and on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows: AGREEMENTS: 1. Definitions. All capitalized undefined terms used in this Amendment (including without limitation, in the Recitals hereto) shall have the meanings assigned thereto in the Credit Agreement, as amended hereby. 2. Consent. Notwithstanding anything to the contrary in any Loan Document, the Lenders and the Agent hereby consent to the Acquisition subject to: (i) no Default or Event of Default would result from the Acquisition (except as otherwise set forth herein) and (ii) the satisfaction of all requirements set

2 forth in the definition of “Permitted Acquisition” in the Credit Agreement in connection with the Acquisition, other than the requirement that Total Consideration for the Acquired Business shall not exceed $25,000,000, to the extent applicable, in form and substance satisfactory to the Agent. 3. Amendments. (i) Section 1.1 Definitions, the following definitions are hereby added to Section 1.01 in the appropriate alphabetical order: “Third Amendment” means that certain Third Amendment to Second Amended and Restated Credit Agreement by and among the Borrower, Intermediate Holdco, the other Loan Parties party thereto, the Lenders party thereto and Agent and dated as of the Third Amendment Effective Date. “Third Amendment Effective Date” means July 24, 2026. (ii) Section 1.1 Definitions, the definition of “Applicable Margin” is hereby deleted in its entirety and replaced with: “Applicable Margin” means, with respect to Loans, Reimbursement Obligations and the commitment fees payable under Section 2.13(a), (i) prior to the first Pricing Date, the rates per annum shown opposite Level III below, and (ii) thereafter from one Pricing Date to the next, the Applicable Margin means the rates per annum determined in accordance with the following schedule: LEVEL SENIOR LEVERAGE RATIO FOR SUCH PRICING DATE APPLICABLE MARGIN FOR SOFR REVOLVING LOANS SHALL BE APPLICABLE MARGIN FOR PRIME REVOLVING LOANS SHALL BE: APPLICABLE MARGIN FOR COMMITMENT FEE SHALL BE: I Greater than 2.00 to 1.00 2.25% -0.75% 0.25% II Less than or equal to 2.00 to 1.00 but greater than 1.00 to 1.00 2.00% -1.00% 0.25% III Less than or equal to 1.000 to 1.00 1.75% -1.25% 0.25%

3 For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower ending on or after June 30, 2026, the date on which the Administrative Agent is in receipt of the Borrower’s most recent financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended, pursuant to Section 6.1. The Applicable Margin shall be established based on the Senior Leverage Ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date. If the Borrower has not delivered its financial statements by the date such financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 6.1, until such financial statements and audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., the Senior Leverage Ratio shall be deemed to be greater than 1.00 to 1.00). If the Borrower subsequently delivers such financial statements before the next Pricing Date, the Applicable Margin established by such late delivered financial statements shall take effect from the date of delivery until the next Pricing Date. In all other circumstances, the Applicable Margin established by such financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date. Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and the Lenders absent manifest error. Notwithstanding the foregoing, if, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any reason, the Lenders determine that (a) Senior Leverage Ratio as calculated on any Pricing Date was inaccurate and (b) a proper calculation of Senior Leverage Ratio would have resulted in a higher Applicable Margin for any period, then the Borrower shall automatically and retroactively be obligated to pay to the Administrative Agent for the benefit of the Lenders, promptly on demand by the Administrative Agent, an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. (iii) Section 1.1 Definitions, the definition of “Revolving Credit Commitment” is hereby deleted in its entirety and replaced with: “Revolving Credit Commitment” means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced, increased or otherwise modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the aggregate Revolving Credit Commitments of the Lenders is $125,000,000 on the Third Amendment Effective Date; provided, that (i) the Revolving Credit Commitment as to any Lender shall automatically be reduced on a dollar for dollar basis by the amount of any Converted Term Loan made by such Lender on the date such Converted Term Loan is made (or deemed made) (and the Revolving Credit Commitments of all Lenders shall reflect such reduction), (ii) in no event shall the Revolving Credit Commitment of any Lender be in an amount less than its Converted Term Loan Commitment, (iii) the Revolving Credit Commitment as to any Lender shall automatically be increased on a dollar for dollar basis upon the repayment or prepayment of the principal balance of any Converted Term Loan made by such Lender, such increase shall occur on each such date such Converted Term Loan is repaid or prepaid (and the Revolving Credit Commitments of all Lenders shall reflect such increase) and (iv) for the avoidance of doubt in no

4 event shall the aggregate Revolving Credit Commitments of the Lenders be greater than $125,000,000. (iv) Section 2.1 of the Credit Agreement is hereby amended by deleting any reference to “One Hundred Million Dollars $100,000,000” and replacing it with “One Hundred Twenty Five Million Dollars $125,000,000”. (v) Section 5.7 of the Credit Agreement is hereby deleted and replaced in its entirety with the following: 5.7 Use of Proceeds; Margin Stock. The Borrower shall (a) on the Restatement Effective Date, use proceeds of the Revolving Loan advanced on the Restatement Effective Date to repay the outstanding principal balance of the Existing Term Loans and to fund certain fees and expenses associated with this Agreement and the transactions contemplated hereby and thereby; and (b) from and after the Restatement Effective Date, use the proceeds of any extension of credit hereunder for consummating Permitted Acquisitions and related transactions expenses, working capital purposes and other general corporate purposes of the Loan Parties and their Subsidiaries. No part of the proceeds of any Loan or other extension of credit hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan or other extension of credit hereunder nor the use of the proceeds of Loans will violate or be inconsistent with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System and any successor to all or any portion of such regulations. Margin Stock constitutes less than 25% of the value of those assets of the Loan Parties and their Subsidiaries that are subject to any limitation on sale, pledge or other restriction hereunder (vi) Schedule 1 to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 1 attached hereto as Annex A. 4. Conditions to Effectiveness. The agreement by the Administrative Agent and the Lenders to amend the Credit Agreement in the manner set forth herein is subject to satisfaction of, and expressly conditioned upon, all of the following conditions precedent (the “Third Amendment Effective Date”): (a) This Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and each Lender, and acknowledged by each of the Guarantors. (b) Corporate Documents. The Administrative Agent shall have received all information and copies of all documents, including records of requisite corporate or limited liability company action and proceedings of the Borrower which the Administrative Agent may have requested in connection therewith, such documents to be certified by appropriate corporate officers or Governmental Authority. (c) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this Amendment. (d) Fees and Expenses. Borrower shall have paid all fees and expenses required to be paid in connection herewith, and all fees and expenses invoiced on or before the date hereof, shall have been paid in full in cash or will be paid on the date hereof.

5 5. Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of the Borrower, (d) this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, (e) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (f) it has no defenses, setoffs, rights of recoupment, counterclaims or claims of any nature whatsoever with respect to the Loan Documents or the Obligations due thereunder, and to the extent any such defenses, setoffs, rights of recoupment, counterclaims or claims may exist, the same are hereby expressly waived, released and discharged, and (g) no Default or Event of Default has occurred and is continuing after giving effect hereto. 6. Reaffirmation of Covenants. By its execution hereof, Borrower hereby expressly (a) acknowledges and agrees to the terms and conditions of this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party, (c) ratifies and confirms all security interests granted to the Administrative Agent and the Lenders under the Loan Documents, and (d) acknowledges that its respective covenants, representations, warranties and other obligations set forth in the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect. 7. Costs and Expenses. The Borrower agrees to pay in accordance with Section 10.12 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising Lenders as to their rights and responsibilities hereunder and thereunder. 8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. 9. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. 10. Full Force and Effect; Inconsistency. Except as herein modified, the terms, conditions and covenants of the Loan Documents shall remain unchanged and otherwise in full force and effect. In the event of an inconsistency between this Amendment and the Loan Documents, the terms herein shall control. 11. Laws of Illinois. The validity, interpretation and enforcement of this Amendment shall be governed by the internal laws of the State of Illinois but excluding any principles of conflicts of law or

6 other rule of law that would cause the application of the law of any juris diction other than the laws of the State of Illinois. 12. Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns. 13. Waiver of Jury Trial; Arbitration. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND CONSENT AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [SIGNATURE PAGE FOLLOWS]

[Signature Page to Third Amendment] IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as of the Effective Date. BORROWER: LIMBACH FACILITY SERVICES LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer GUARANTORS: LIMBACH HOLDINGS LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer LIMBACH COMPANY LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer HARPER LIMBACH LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer LIMBACH COMPANY LP, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer HARPER LIMBACH CONSTRUCTION LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer

[Signature Page to Third Amendment] JAKE MARSHALL, LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer COATING SOLUTIONS, LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer INDUSTRIAL AIR, LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer LIMBACH FACILITY & PROJECT SOLUTIONS LLC, By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer KENT ISLAND MECHANICAL, LLC By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer

[Signature Page to Third Amendment] CONSOLIDATED MECHANICAL, LLC By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer PIONEER POWER, LLC By: /s/ Jayme Brooks Name: Jayme Brooks Title: Chief Financial Officer

[Signature Page to Third Amendment] WHEATON BANK & TRUST COMPANY, N.A., as a Lender, as L/C Issuer and as Administrative Agent, By: /s/ Vito Gerardi Name: Vito Gerardi Title: Vice President

[Signature Page to Third Amendment] ANNEX A Schedule 1 Commitments Lender Revolving Credit Commitment Converted Term Loan Commitment1 Wheaton Bank & Trust Company, N.A. $125,000,000 $125,000,000 Total $125,000,000 $125,000,000 1 Subject to corresponding reduction of Revolving Commitment